                                                                    EXHIBIT 99.5

                            AMERICAN LEISURE HOLDINGS
                         (Formerly FreewillPC.Com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

          PROFORMA COMBINED BALANCE SHEET AND STATEMENTS OF OPERATIONS
                                   (Unaudited)


The following unaudited proforma combined balance sheet and statements of operations aggregates the balance sheet and statements of operations of American Leisure Holdings, Inc. (Formerly FreewillPC.Com, Inc.) hereinafter referred to as "The Parent", as of June 30, 2002(unaudited) and the statement of operations for the six months ended June 30, 2002(unaudited) and the year ended December 31, 2001(audited) and the balance sheet and statement of operations of American Leisure Corporation, Inc.(formerly American Leisure Holdings, Inc. also a Nevada Corporation) hereinafter referred to as "New Subsidiary", and its subsidiaries as of June 30, 2002(unaudited) and for the year ended December 31, 2001(audited) giving effect to a transaction completed on June 14, 2002, wherein Parent acquired New Subsidiary as a wholly-owned subsidiary (the "Acquisition"). This business combination has been treated as a reverse acquisition and as a re-capitalization of New Subsidiary. The Parent on June 14, 2002 issued common and preferred stock in exchange for all of the issued and outstanding shares of New Subsidiary. The following proforma balance sheet and statements of operations uses the assumptions as described in the notes and the historical financial information available at June 30, 2002 and December 31, 2001.

The unaudited proforma combined balance sheet and statements of operations should be read in conjunction with the separate financial statements and related notes thereto of The Parent and New Subsidiary. The unaudited proforma condensed combined balance sheet and statements of operations are not necessarily indicative of the condensed combined balance sheet and statements of operations which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

                            AMERICAN LEISURE HOLDINGS
                        (Formerly Freewillpc.com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

                         PROFORMA COMBINED BALANCE SHEET
                                   (Unaudited)

                Giving effect to an Acquisition on June 14, 2002



                                                       American
                                                        Leisure
                                          American    Holdings, Inc.    Proforma
                                          Leisure          and          Increase      Proforma
                                          Holdings      Subsidiary     (Decrease)     Combined
                                        ----------------------------------------------------------
                                         (6-30-02)      (6-30-02)

                ASSETS

Current Assets
  Cash and cash equivalent                  $      -     $    50,814          $ -     $    50,814
  Receivables, net                                 -         183,854            -         183,854
  Deferred offering costs                    136,513               -            -         136,513
                                        ----------------------------------------------------------

  Total Current Assets                       136,513         234,668            -         371,181
                                        ----------------------------------------------------------


Fixed Assets, net                                  -      13,078,511            -      13,078,511
                                        ----------------------------------------------------------

Other Assets
  Time share holdings                              -          20,000            -          20,000
  Investments in non-subsidiaries                  -         621,219            -         621,219
  Art, antiques and collectibles                   -         500,000            -         500,000
                                        ----------------------------------------------------------

  Total Other Assets                               -       1,141,219            -       1,141,219
                                        ----------------------------------------------------------


Total Assets                                $136,513     $14,454,398          $ -     $14,590,911
                                        ==========================================================


                            AMERICAN LEISURE HOLDINGS
                         (Formerly Freewillpc.com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

                         PROFORMA COMBINED BALANCE SHEET
                                   (Unaudited)

                Giving effect to an Acquisition on June 14, 2002

                                                                        American
                                                                        Leisure
                                                          American    Holdings, Inc.    Proforma
                                                          Leisure          and          Increase       Proforma
                                                          Holdings      Subsidiary     (Decrease)      Combined
                                                        ------------------------------------------------------------
                                                         (6-30-02)      (6-30-02)

         LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accrued liabilities                  $      -      $   188,223          $ -      $   188,223
  Related party and shareholder loans                              -        1,582,121            -        1,582,121
  Notes and other loans payable                                    -        5,339,029            -        5,339,029
                                                        ------------------------------------------------------------

  Total Current Liabilities                                        -        7,109,373            -        7,109,373
                                                        ------------------------------------------------------------


Stockholders' Equity
  Preferred stock, $.001 par value
    10,000,000 authorized, 880,000 series "A"
    shares issued and outstanding                                  -              880            -              880
  Common stock, $.001 par value, 100,000,000
    authorized, 6,685,974 issued and outstanding               1,669            5,017            -            6,686
  Additional paid-in capital                                 241,981        7,339,128                     7,581,109
  Deficit accumulated during the                                                                 -
    development stage                                       (107,137)               -            -         (107,137)
                                                        ------------------------------------------------------------

  Total Stockholders' Equity                                 136,513        7,345,025            -        7,481,538
                                                        ------------------------------------------------------------


Total Assets                                                $136,513      $14,454,398          $ -      $14,590,911
                                                        ============================================================


                            AMERICAN LEISURE HOLDINGS
                         (Formerly FreewillPC.Com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                                   (Unaudited)

                Giving effect to an Acquisition on June 14, 2002


                                                                              American
                                                                              Leisure
                                                           American        Corporation, Inc.    Proforma
                                                            Leisure             and             Increase      Proforma
                                                           Holdings          Subsidiary's      (Decrease)     Combined
                                                      ------------------------------------------------------------------
                                                          (Year ended         (Year ended
                                                        ended 12-31-01)     ended 12-31-01)

REVENUES                                                      $ 23,552            $141,718          $ -       $ 165,270
                                                      ------------------------------------------------------------------

COST OF SALES                                                   19,875                   -            -          19,875
                                                      ------------------------------------------------------------------

  Gross profit                                                   3,677             141,718            -         145,395
                                                      ------------------------------------------------------------------

COSTS AND EXPENSES
  Depreciation and amortization                                  3,333               5,251            -           8,584
  General and administrative                                    40,440             191,049            -         231,489
  Impairment loss                                                    -                   -            -               -
                                                      ------------------------------------------------------------------

Total costs and expenses                                        43,773             196,300            -         240,073
                                                      ------------------------------------------------------------------

INCOME(LOSS) FROM OPERATIONS                                   (40,096)            (54,582)           -         (94,678)

OTHER INCOME(EXPENSE)
  Interest                                                           -             (85,808)           -         (85,808)
  Profit on sale of Subsidiary                                       -             264,994            -         264,994

                                                      ------------------------------------------------------------------

Total other income(expense)                                          -             179,186            -         179,186
                                                      ------------------------------------------------------------------

INCOME(LOSS) BEFORE INCOME TAXES                               (40,096)            124,604            -          84,508

PROVISION FOR INCOME TAXES                                           -                   -            -               -
                                                      ------------------------------------------------------------------

NET INCOME(LOSS)                                              $(40,096)           $124,604          $ -        $ 84,508
                                                      ==================================================================


                            AMERICAN LEISURE HOLDINGS
                        (Formerly FreewillPC.Com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

                    PROFORMA COMBINED STATEMENT OF OPERATIONS
                                   (Unaudited)

                Giving effect to an Acquisition on June 14, 2002


                                                                             American
                                                                              Leisure
                                                          American       Corporation, Inc.    Proforma
                                                           Leisure              and           Increase      Proforma
                                                          Holdings          Subsidiary       (Decrease)     Combined
                                                      ---------------------------------------------------------------
                                                         (Six months        (Six months
                                                       ended 6-30-02)     ended 6-30-02)

REVENUES                                                    $      -            $ 15,099           $ -      $ 15,099
                                                      ---------------------------------------------------------------

COST OF SALES                                                    271                   -             -           271
                                                      ---------------------------------------------------------------

  Gross profit                                                  (271)             15,099             -        14,828
                                                      ---------------------------------------------------------------

COSTS AND EXPENSES
  Depreciation and amortization                                1,389               2,626             -         4,015
  General and administrative                                  54,356              30,108             -        84,464
  Impairment loss                                              2,013                   -             -         2,013
                                                      ---------------------------------------------------------------

Total costs and expenses                                      57,758              32,734             -        90,492
                                                      ---------------------------------------------------------------

INCOME(LOSS) FROM OPERATIONS                                 (58,029)            (17,635)            -       (75,664)

OTHER INCOME(EXPENSE)
  Interest                                                         -              (9,099)            -        (9,099)


                                                      ---------------------------------------------------------------

Total other income(expense)                                        -                   -             -             -
                                                      ---------------------------------------------------------------

INCOME(LOSS) BEFORE INCOME TAXES                             (58,029)            (26,734)            -       (75,664)

PROVISION FOR INCOME TAXES                                                             -             -             -
                                                      ---------------------------------------------------------------

NET INCOME(LOSS)                                            $(58,029)           $(26,734)          $ -      $(75,664)
                                                      ===============================================================


                            AMERICAN LEISURE HOLDINGS
                         (Formerly FreewillPC.Com, Inc.)

                AMERICAN LEISURE HOLDINGS, INC. AND SUBSIDIARIES

               PROFORMA COMBINED NOTES TO THE FINANCIAL STATEMENTS
                                   (Unaudited)



AMERICAN LEISURE HOLDINGS (the Company)-was incorporated under the laws of the State of Nevada on June 13, 2000 hereinafter referred to as "The Company" was in the business of selling computers and computer peripheral equipment over the Internet. The Company on June 14, 2002 acquired American Leisure Holdings, Inc.(now American Leisure Corporation, Inc.) and its subsidiaries as a wholly owned subsidiary.

AMERICAN LEISURE CORPORATION, INC. AND SUBSIDIARIES-is a Nevada corporation. The Company was incorporated on May 10, 2002. The Company was dormant until June 14, 2002 when it purchased four subsidiaries. Advantage Professional Management Group, Inc., American Leisure, Inc., Sunstone Golf Resort, Inc. and Leisureshare International Ltd. The Company intends to take advantage of business opportunities in the travel and leisure industry through development of the properties owned by the subsidiaries and acquisitions of travel related companies. American Leisure Holdings, through its proposed acquisition of Hickory Travel Systems, will become one of the world's foremost distributors in the leisure and corporate travel industry. ALH's strategy calls for:

     o Owning and managing hotel/resort properties located throughout popular vacation destinations in the US and Caribbean.
     o Selling travel and vacation club programs to large affinity /club /membership /employee /union databases and then servicing those programs, memberships and databases annually with its travel and leisure products, which enable the Company to maintain its leisure property assets at near to full occupancy on a year-round basis.

Proforma Adjustments-The Company acquired all the issued and outstanding shares of American Leisure Holdings, Inc. and Subsidiaries through the exchange of 5,016,665 shares of its common stock and 880,000 shares of its series "A" Preferred stock. The business combination is a reverse acquisition and is treated as a re-capitalization of the New Subsidiary. The New Subsidiary simultaneously consummated a similar transaction with its' acquired subsidiaries whereby it had eliminated the retained deficit of the acquired Companies and accounted for the transaction as if the shares were exchanged for the net assets of the subsidiaries. The same is true for the current plan of reorganization.